UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

CVB FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed by CVB Financial Corp. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2011 (the “Initial Report”). The sole purpose for filing this Amendment No. 1 is to disclose the decision of the Board of Directors of the Company with respect to the frequency of future shareholder advisory votes on executive compensation (“say-on-pay”). No other changes have been made to the Initial Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2011, the shareholders of the Company voted for a say-on-pay vote to be held every three years. On June 15, 2011, the Company’s Board of Directors, based on the results of the shareholder vote and other factors considered by the Board of Directors in making its original recommendation, determined that the Company will hold a say-on-pay vote every three years until the next required vote on the frequency of such say-on-pay vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: June 21, 2011	By:	/s/ Richard C. Thomas

Richard C. Thomas
Chief Financial Officer